UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2025

ENANTA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35839	04-3205099
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Kingsbury Avenue
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 607-0800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ENTA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed below under Item 5.07, on March 13, 2025, the stockholders of Enanta Pharmaceuticals, Inc. approved an amendment to its 2019 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 800,000 shares. A copy of the amended plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on March 13, 2025, Enanta’s stockholders voted on the following proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 27, 2025.

Proposal No. 1: To Elect Two Class III Directors to Serve until the 2028 Annual Meeting or until their respective successors are elected and qualified. The stockholders re-elected the following individuals as Class III directors of the Company:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark G. Foletta	14,935,940	622,935	2,257,476
Lesley Russell, MBChB, MRCP	14,574,902	983,973	2,257,476

Proposal No. 2: To Approve an Amendment to Our 2019 Equity Incentive Plan. The stockholders approved the amendment to our 2019 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance under the plan by 800,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
11,435,985	4,085,303	37,587	2,257,476

Proposal No. 3: To Approve, on an Advisory Basis, the Frequency of Holding an Advisory Vote on the Compensation Paid to the Company's Named Executive Officers. The stockholders approved the frequency of holding an advisory vote on compensation paid to the Company’s named executive officers.

Each Year	2 Years	3 Years	Abstain	Broker Non-Votes
15,165,435	74,161	254,496	64,783	2,257,476

Based on the results of this vote, and consistent with the recommendation of our Board of Directors, we will hold an advisory vote on executive compensation on an annual basis until the next required vote on the frequency of holding such an advisory vote, which is required at least once every six years.

Proposal No. 4: To Approve, on an Advisory Basis, the Compensation Paid to the Company’s Named Executive Officers. The stockholders approved the advisory vote on executive compensation, referred to as a “say-on-pay” vote.

Votes For	Votes Against	Abstain	Broker Non-Votes
14,516,861	1,039,888	2,126	2,257,476

Proposal No. 5: To Ratify the Appointment of PricewaterhouseCoopers LLP as Enanta’s Independent Registered Public Accounting Firm for the 2025 Fiscal Year. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

Votes For	Votes Against	Abstain	Broker Non-Votes
17,740,127	72,357	3,867	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1 104	2019 Equity Incentive Plan (as amended March 2025) Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENANTA PHARMACEUTICALS, INC.

Date:	March 17, 2025	By:	/s/ Paul J. Mellett
Paul J. Mellett Chief Financial and Administrative Officer